Exhibit 21.1 Company Name Jurisdiction of Organization DBA Name (if any) 2957-8002 Quebec Inc. Quebec - A.B. Oxford Cold Storage Company No. 2 Pty Australia - A.B. Oxford Cold Storage Company Pty Ltd Australia Oxford Logistics Group Aasheim Eiendom AS Norway - Aasheim Eiendom II AS Norway - Allansford Trust Australia - Auscold Logistics Pty Limited Australia - Avon Solar, LLC Massachusetts - Bayside Canadian Railway Company Ltd. New Brunswick - Berlin Invest Netherlands B.V. Netherlands - Bigstreet Pty Ltd Australia - Boreas Logistics Holdings B.V. Netherlands - Bradford Way Trust Australia - Cold Storage Nelson Limited New Zealand - Columbia Colstor, Inc. Washington - Cool Port Oakland DRE, LLC Delaware - Cool Port Oakland Freight, LLC Delaware - Cool Port Oakland Holdings, LLC Delaware - Cool Port Oakland Intermediate Holdings, LLC Delaware - Cool Port Oakland, LLC Delaware - Credo Holding NV Belgium - Cryo-Trans, LLC Maryland - Crystal Creek Logistics, L.L.C. Washington - Daalimpex Harlingen B.V. Netherlands - Daalimpex Velsen B.V. Netherlands - DPA Nederland B.V. Netherlands - E.T.E. Transport B.V. Netherlands E.T.E. Forwarding Edinburgh Trust Australia - Ejendomsselskabet Kristian Skous Vej 6 ApS Denmark - Emergent Cold (Private) Ltd Sri Lanka - Emergent Cold (Vic) Propco Pty Ltd. Australia - Emergent Cold (Vic) Pty Ltd. Australia - Emergent Cold Bidco Pty Ltd Australia - Emergent Cold Holdings Pty Ltd Australia John Swire & Sons Emergent Cold Midco 2 Pty Ltd. Australia - Emergent Cold Midco 3 Pty Ltd. Australia - Emergent Cold Midco Pty Ltd. Australia - Emergent Cold Pty Ltd Australia Frigomobile Cold Chain Logistics Emergent Cold Topco Pty Ltd. Australia - Emergent Cold Vietnam Company Limited Vietnam - Entrepôt Du Nord Inc. Quebec -

Erweda Holdings B.V. Netherlands - ESMAPF-60, LLC Massachusetts - Eurofrigor Srl Magazzini Generali Italy - Every Bear Investments LLC Delaware - FAIS US, LLC Delaware - Ferin Sp zoo Poland - Festing Coldstores B.V. Netherlands - Flexible Automation Innovative Solutions NV Belgium - Fundy Stevedoring Inc. New Brunswick - H&S Coldstores Holding B.V. Netherlands - Ha Noi Steel Pipe Joint Stock Company Vietnam - Harley International Properties Limited Virgin Islands, British - HemGra Investments I B.V. Netherlands - HemGra Investments II B.V. Netherlands - HemGra Investments III B.V. Netherlands - Henningsen Cold Storage Co., LLC Delaware - Ice Cold Storage Holding B.V. Netherlands - Integrated Railcar Services, LLC Maryland - Kennedy Transportation Incorporated Washington - Kloosbeheer B.V. Netherlands - Kloosterboer BLG Coldstore GmbH Germany - Kloosterboer Development B.V. Netherlands - Kloosterboer Group B.V. Netherlands - Kloosterboer IJmuiden B.V. Netherlands - Kloosterboer Vlissingen B.V. Netherlands - Kurnall Trust Australia - Larvik Logistikkinvest AS Norway - Lineage AFS Master RE, LLC Delaware - Lineage AL Attalla RE, LLC Delaware - Lineage AP Holdings Pty Ltd Australia - Lineage AP Holdings, LLC Delaware - Lineage AP Intermediate Holdings Pty Ltd Australia - Lineage AP Topco, LLC Delaware - Lineage Arras Propco S.A.S.U. France - Lineage Arras S.A.S.U. France - Lineage Asten Propco B.V. Netherlands - Lineage AUS RE Holdings, LLC Delaware - Lineage AUS TRS Pty Ltd Australia Lineage Food Australia Lineage Foods Lineage Avedore ApS Denmark - Lineage B REIT Assets, LLC Delaware - Lineage B TRS Assets, LLC Delaware - Lineage BE TRS BV Belgium - Lineage Bedford Park RE 2, LLC Delaware - Lineage Belgium Bidco BV Belgium -

Lineage Beneden-Leeuwen B.V. Netherlands - Lineage Beneden-Leeuwen PropCo B.V. Netherlands - Lineage Bergen op Zoom B.V. Netherlands - Lineage Bergen Op Zoom Holdings B.V. Netherlands - Lineage Bluebird Debtco, LLC Delaware - Lineage Bodegraven B.V. Netherlands - Lineage Bremerhaven GmbH Germany - Lineage Bremerhaven PropCo B. V. Netherlands - Lineage Columbia Mezz, LLC Delaware - Lineage Copenhagen ApS Denmark - Lineage CP, LLC Delaware - Lineage Customs Brokerage, LLC Washington - Lineage Danish Bidco 3 ApS Denmark - Lineage Danish Bidco 4 ApS Denmark - Lineage Danish Bidco 5 ApS Denmark - Lineage Danish Bidco 6 ApS Denmark - Lineage Danish BidCo ApS Denmark - Lineage Danish Bidco II ApS Denmark - Lineage DE TRS GmbH Germany - Lineage Direct-to-Consumer, LLC Delaware - Lineage DR Master RE, LLC Delaware - Lineage Dutch Bidco 4 B.V. Netherlands - Lineage Dutch Bidco 5 B.V. Netherlands - Lineage Dutch Bidco 6 B.V. Netherlands - Lineage Dutch Bidco 8 B.V. Netherlands - Lineage Dutch Bidco B.V. Netherlands - Lineage Dutch Bidco II B.V. Netherlands - Lineage Dutch Bidco III B.V. Netherlands - Lineage Dutch Cooperatief U.A. Netherlands - Lineage Dutch Holdco 1 B.V. Netherlands - Lineage Dutch Holdco 2 B.V. Netherlands - Lineage Dutch Holdco 3 B.V. Netherlands - Lineage Dutch Holdings B.V. Netherlands - Lineage Dutch Holdings II B.V. Netherlands - Lineage Dutch Holdings III B.V. Netherlands - Lineage EC LP Ontario - Lineage Eemhaven PropCo B. V. Netherlands - Lineage Food Solutions Pte. Ltd. Singapore - Lineage Foodservice Solutions, LLC Delaware - Lineage France Holdings B.V. Netherlands - Lineage France S.A.S.U. France - Lineage Freight Forwarding Europe B. V. Netherlands - Lineage Freight Forwarding Germany GmbH Germany -

Lineage Freight Forwarding Netherlands B.V. Netherlands UTI Forwarding Unsworth Transport International Forwarding B.V. Lineage Freight Forwarding Export Lineage Freight Forwarding South Africa (Pty) South Africa - Lineage Freight Forwarding, LLC Delaware - Lineage GA Albany 12 RE, LLC Delaware - Lineage GA Albany RE, LLC Delaware - Lineage GA Forsyth RE, LLC Delaware - Lineage GA Macon RE, LLC Delaware - Lineage GA Master RE, LLC Delaware - Lineage GA Port Wentworth RE, LLC Delaware - Lineage GA Savannah RE, LLC Delaware - Lineage Gameren B.V. Netherlands - Lineage Gattatico S.r.l. Italy - Lineage Germany Holding GmbH Germany - Lineage Germany Holdings B.V. Netherlands - Lineage Gloucester Ltd. United Kingdom - Lineage Harnes Propco S.A.S.U. France - Lineage Harnes S.A.S. France - Lineage HCS Master RE, LLC Delaware - Lineage HCS Mezz, LLC Delaware - Lineage HCS PA Scranton RE Holdings, LLC Delaware - Lineage HCS PA Scranton RE, LLC Delaware - Lineage Hong Kong Holdings Limited Hong Kong - Lineage Hoogerheide B.V. Netherlands - Lineage Hoogerheide Propco B.V. Netherlands - Lineage IA Cedar Rapids RE, LLC Delaware - Lineage Ieper BV Belgium - Lineage IJmuiden PropCo B. V. Netherlands - Lineage IL Bartlett RE Holdings, LLC Delaware - Lineage IL Bartlett RE, LLC Delaware - Lineage IL Batavia RE, LLC Delaware - Lineage IL Bedford Park RE, LLC Delaware - Lineage IL Chicago & Lyons RE, LLC Delaware - Lineage IL Geneva RE, LLC Delaware - Lineage Investment B.V. Netherlands - Lineage Italian Bidco S.r.l. Italy - Lineage Jiuheng Logistics (HK) Group Company Hong Kong - Lineage Kolding ApS Denmark - Lineage KS Olathe RE, LLC Delaware - Lineage Larvik AS Norway - Lineage Larvik Foods AS Norway - Lineage Larvik Services AS Norway - Lineage Larvik Tech AS Norway -

Lineage Lelystad B. V. Netherlands - Lineage Lelystad II PropCo B. V. Netherlands - Lineage Lelystad PropCo B. V. Netherlands - Lineage Logistics AFS, LLC Delaware - Lineage Logistics Canada Holdings Ltd. Ontario - Lineage Logistics Canada Holdings, LLC Delaware - Lineage Logistics CC Holdings, LLC Delaware - Lineage Logistics HCS, LLC Delaware - Lineage Logistics Holdings, LLC Delaware - Lineage Logistics Mandai Pte. Ltd. Singapore - Lineage Logistics MTC, LLC Maryland - Lineage Logistics MVI Ltd. Quebec - Lineage Logistics New Zealand New Zealand - Lineage Logistics ORS Ltd. Ontario - Lineage Logistics ORS TRS LP Ontario - Lineage Logistics ORS TRS, GP Ltd. Ontario - Lineage Logistics PFS, LLC Delaware - Lineage Logistics SCS, LLC Delaware - Lineage Logistics Services, LLC Delaware - Lineage Logistics Singapore Holdings, LLC Delaware - Lineage Logistics Singapore Intermediate Singapore - Lineage Logistics Singapore Pte. Ltd. Singapore - Lineage Logistics VLS GP Ltd. Ontario - Lineage Logistics, LLC Delaware - Lineage Maasvlakte PropCo B. V. Netherlands - Lineage Manufacturing, LLC Delaware - Lineage Master RE 3, LLC Delaware - Lineage Master RE 4, LLC Delaware - Lineage Master RE 5, LLC Delaware - Lineage Master RE 6, LLC Delaware - Lineage Master RE 7, LLC Delaware - Lineage Master RE, LLC Delaware - Lineage MD Reisterstown RE, LLC Delaware - Lineage Mezz 10, LLC Delaware - Lineage Mezz 11, LLC Delaware - Lineage Mezz 12, LLC Delaware - Lineage Mezz 2, LLC Delaware - Lineage Mezz 6, LLC Delaware - Lineage Mezz 7, LLC Delaware - Lineage Mezz 8, LLC Delaware - Lineage Mezz, LLC Delaware - Lineage Milagro, S.L. Spain - Lineage Moss Norway AS Norway - Lineage Moss Propco Norway AS Norway -

Lineage Murcia, S.L.U. Spain - Lineage NE Gomez RE, LLC Delaware - Lineage NE Grand Island RE, LLC Delaware - Lineage NE Lincoln RE, LLC Delaware - Lineage NE Renfro RE, LLC Delaware - Lineage Nederland PropCo B. V Netherlands - Lineage NL 3 TRS B.V. Netherlands - Lineage NL II TRS B.V. Netherlands - Lineage NL TRS B.V. Netherlands - Lineage NOCS Master RE, LLC Delaware - Lineage Noord Scharwoude Propco B.V. Netherlands - Lineage Noord-Scharwoude B.V. Netherlands - Lineage Nordlog ApS Denmark - Lineage Norway Holdings 2 AS Norway - Lineage Norway Holdings 3 AS Norway - Lineage Norway Holdings 4 AS Norway - Lineage Norway Holdings AS Norway - Lineage Norway Holdings I AS Norway - Lineage NZ (CSN Holdings) New Zealand - Lineage NZ Holdings New Zealand - Lineage NZ Holdings, LLC Delaware - Lineage NZ OpCo Holdings GP Limited New Zealand - Lineage NZ OpCo Holdings LP New Zealand - Lineage NZ TRS Limited New Zealand - Lineage OP, LP Maryland - Lineage PA Allentown RE Holding, LLC Delaware - Lineage PA Allentown RE, LLC Delaware - Lineage PA Bethlehem RE Holding, LLC Delaware - Lineage PA Bethlehem RE, LLC Delaware - Lineage PA Hazleton RE Holding, LLC Delaware - Lineage PA Hazleton RE, LLC Delaware - Lineage PA RE 2, LLC Delaware - Lineage PA RE Holdco 2, LLC Delaware - Lineage PA RE Holdco, LLC Delaware - Lineage PA RE, LLC Delaware - Lineage PA TRS 2, LLC Delaware - Lineage PA TRS, LLC Delaware - Lineage PFS Chicago RE, LLC Delaware - Lineage PFS IL Chicago III RE, LLC Delaware - Lineage PFS MA Westfield RE, LLC Delaware - Lineage PFS TX Houston RE, LLC Delaware - Lineage PFS WA Richland RE, LLC Delaware - Lineage Redistribution, LLC Delaware - Lineage Regstrup ApS Denmark -

Lineage Rijkevorsel BV Belgium - Lineage Rijkevorsel Propco BV Belgium - Lineage Road Transport Gameren B.V. Netherlands - Lineage Road Transport Service Bommelerwaard Netherlands - Lineage Romans-sur-Isere France - Lineage Rotterdam Cool Port B. V. Netherlands - Lineage Rotterdam Cool Port II B. V. Netherlands - Lineage Rotterdam CoolPort PropCo B. V. Netherlands - Lineage Rotterdam Eemhaven B.V. Netherlands - Lineage Rotterdam Maasvlakte B. V. Netherlands - Lineage Rotterdam PropCo B. V. Netherlands - Lineage SE RE, LLC Delaware - Lineage Seafreeze Leasehold RE, LLC Delaware - Lineage Spain Holdings I, S.L. Spain - Lineage Spain Transportation, S.L.U. Spain - Lineage TN Arlington RE, LLC Delaware - Lineage Transportation Holdings, LLC Delaware - Lineage Transportation, LLC Delaware Lineage Transportation of CA, LLC Lineage Treasury Europe B.V. Netherlands - Lineage UK Admin Limited United Kingdom - Lineage UK Holdings Limited Guernsey - Lineage UK Intermediate Holdings Limited Guernsey - Lineage UK Services Limited United Kingdom - Lineage UK T&F Holdings Limited United Kingdom - Lineage UK Transport Limited United Kingdom - Lineage UK TRS Limited United Kingdom - Lineage UK Warehousing Holdings Limited United Kingdom - Lineage UK Warehousing Limited United Kingdom - Lineage USG RE 1, LLC Delaware - Lineage UTI Acquisition B.V. Netherlands - Lineage VA Chester RE, LLC Delaware - Lineage VA Portsmouth RE, LLC Delaware - Lineage VA Richmond RE, LLC Delaware - Lineage VA Sandston RE, LLC Delaware - Lineage Vejle ApS Denmark - Lineage Velsen PropCo B. V. Netherlands - Lineage Venlo B.V. Netherlands - Lineage Vlissingen Holding B.V. Netherlands - Lineage Vlissingen PropCo B. V. Netherlands - Lineage WA Algona RE, LLC Delaware - Lineage WA Centralia RE, LLC Delaware - Lineage WA Columbia RE, LLC Delaware - Lineage WA POS RE 2, LLC Delaware - Lineage WA POS RE, LLC Delaware -

Lineage Waalwijk B.V. Netherlands - Lineage Waalwijk II B.V. Netherlands - Lineage Wauwatosa RE, LLC Delaware - Lineage Wisbech Ltd. United Kingdom - Lineage, Inc. Maryland - Lineage's Heerenberg B.V. Netherlands - Lineage's Heerenberg Propco B.V. Netherlands - LinkRich (S) Pte Ltd Singapore - LL Cold ApS Denmark - LL Cold TRS ApS Denmark - LLH MRS Master RE, LLC Delaware - LLH MRS McDonough RE, LLC Delaware - LLH Topco Holdings TRS, LLC Delaware - LLH TRS FSS RE Holdings, LLC Delaware - Luik Natie Coldstore NV Belgium - Luik Natie Forwarding NV Belgium - Luik Natie Storage NV Belgium - Luik Natie Transport NV Belgium - Lundsoe Kol & Frys A/S Denmark - Lytton I Trust Australia - Lytton II Trust Australia - Mandai Link Logistics Pte Ltd Singapore - Nedenes Holding AS Norway - New Orleans Cold Storage and Warehouse Delaware - NOCS South Atlantic Cold Storage & Delaware - NOCS West Gulf, LLC Delaware - Pago Sp Z o.o. Poland - Pago TRS sp Z o.o. Poland - Partner Logistics Holding Belgium BV Belgium - Perishable Shipping Solutions, LLC Delaware - Pin Corporation Pte Ltd Singapore - Polar Holdco, LLC Delaware - Polarcold Stores Limited New Zealand - Preferred Freezer Holdings, Inc. Delaware - Preferred Freezer Logistics, LLC New Jersey - Preferred Freezer Services - Antara Holdings Virgin Islands, British - Preferred Freezer Services (Vietnam) Ltd Vietnam - Preferred Freezer Services China Holdings, LLC Delaware - Preferred Freezer Services of Oakland, LLC Delaware - Preferred Freezer Services, LLC Delaware - Real Estate Gloucester Ltd. United Kingdom - Real Estate Waalwijk B.V. Netherlands - Reefer Stevedoring IJmuiden B.V. Netherlands - Rotterdam Juice Terminal B.V. Netherlands -

SK Logistics Investment Joint Stock Company Vietnam - Solomon Trust Australia - Tax & Customs Services Tiel B.V. Netherlands - Teglverksveien Invest AS Norway - Terminal Freezers, LLC Delaware - Turvo India Pvt. Ltd. India - Turvo, LLC Delaware - Unsworth Transport International "Europe" B.V. Netherlands - UP LL RE, LLC Delaware - UTI Forwarding (Poland) Sp z o.o. Poland - UTI Holding B.V. Netherlands - VersaCold Logistics Services Ontario Lineage VersaCold Logistics Services GP Limited Ontario Lineage Lineage Logistics Vriescentrale Asten B.V. Netherlands Lineage Asten Whakatu Coldstores Limited New Zealand - Wisbech Propco Ltd. United Kingdom - WK II B.V. Netherlands - Woodstock Cold Storage (1990) Ltd. New Brunswick - Yearsley CS Limited United Kingdom - Yearsley Food Limited United Kingdom - Yearsley Group Limited Guernsey - Y-Frost BV Belgium -